UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SKY PETROLEUM INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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SKY PETROLEUM INC.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

Notice of Annual Meeting of Stockholders

To all Stockholders of Sky Petroleum Inc.:

You are invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Sky Petroleum Inc. (the “Company”). The Annual Meeting will be held at the offices of Dorsey & Whitney LLP, Republic Plaza Building, 370 Seventeenth Street, Suite 4700, Denver, Colorado 80202, on September 17, 2008 at 10:30 a.m. (MST). The purposes of the meeting are:

1.

The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as directors: Karim Jobanputra and Michael Noonan;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2008; and

3.	Any other business that may properly come before the meeting.

The Board of Directors has fixed July 22, 2008 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of July 22, 2008, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of July 22, 2008. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Michael Noonan

Michael Noonan

Corporate Secretary to Sky Petroleum Inc.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

August 1, 2008

SKY PETROLEUM INC.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

Proxy Statement

for

Annual Meeting of Shareholders

To Be Held September 17, 2008

Unless the context requires otherwise, references in this statement to “Sky Petroleum,” the “Company,” “we,” “us” or “our” refer to Sky Petroleum Inc.

The Annual Meeting of Stockholders of Sky Petroleum (the “Annual Meeting”) will be held on September 17, 2008, at the offices of Dorsey & Whitney LLP, Republic Plaza Building, 370 Seventeenth Street, Suite 4700, Denver, Colorado 80202,at 10:30 a.m. (MST).

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about August 1, 2008.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee–you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as one-third of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for directors. Nominees are elected by a plurality of the votes. The nominees who receive the most votes will be elected. A majority of the shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on July 22, 2008 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Michael Noonan, Vice President, Corporate and Secretary to the Company, and Karim Jobanputra, Interim Chief Executive Officer to the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed July 22, 2008, as the record date for the Annual Meeting. Only holders of Sky Petroleum voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of July 22, 2008, the Company had 58,793,709 shares of common stock issued and outstanding. The Company has no other securities issued and outstanding as of July 22, 2008.

What am I voting on?

You are being asked to vote on the following:

1.

The election of the Nominees to the Company’s Board to serve until the Company’s 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as directors: Karim Jobanputra and Michael Noonan;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2008; and

3.	Any other business that may properly come before the meeting.

How many votes do I get?

Each share of common stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

•	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;
•	Signing and faxing your proxy card to the number provided on the proxy card;
•	Voting over the internet, following the instructions provided in the proxy card; or
•	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (512) 687-3427to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Michael Noonan

Sky Petroleum Inc.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

Attention: Michael Noonan
Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•

Signing another proxy with a later date and mailing it to the attention of: Michael Noonan, Inspector of Elections, at 401 Congress Avenue, Suite 1540, Austin, Texas 78701, so long as it is received prior to 12:00 a.m. on September 15, 2008;

•	Voting in person at the Annual Meeting; or

•	Giving written notice to the Company’s Secretary, Michael Noonan, at the address given above, prior to 12:00 a.m. on September 15, 2008.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one third of the outstanding voting shares of the Companyas of the record date must be present at the meeting. As of July 22, 2008, the Company has 58,793,709 issued and outstanding, meaning that 19,597,903 shares must be present in person or by proxy for a quorum to be present at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or

•	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since pursuant to the Company’s bylaws approval of a proposal requires the affirmative vote of a majority of the voting shares present in person or by proxy at the Annual Meeting, a proxy card marked ABSTAIN will have the same effect as a vote AGAINST the proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the voting shares present in person or by proxy at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote AGAINST the proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares, otherwise your shares will not be voted at the meeting.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2008, which will be filed with the Securities and Exchange Commission (SEC). Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2009 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2009) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Michael Noonan, at Sky Petroleum Inc., 401 Congress Avenue, Suite 1540, Austin, Texas 78701, and received no later than January 31, 2009. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after April 16, 2009 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the Annual Report on Form 10-KSB for the 2007 Fiscal Year?

The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 comprises the Company’s Annual Report to Shareholders and accompanies this proxy statement. The Annual Report on Form 10-KSB can also be obtained for free through the SEC’s website at http://www.sec.gov and the company’s website at http://www.skypetroleum.com.

At the written request of any stockholder who owns common stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s Annual Report on Form 10-KSB, as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the Annual Report on Form 10-KSB should be mailed to:

Sky Petroleum Inc.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

Attention: Michael Noonan
Corporate Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

1.	Form Proxy Card; and
2.	Annual Report on Form 10-KSB.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have no less than one nor more than seven directors, which number may be increased or decreased from time to time exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of three directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board has nominated the following three, current Board Members for election at the 2008 Annual Meeting, to hold office until the 2009 Annual Meeting:

•	Karim Jobanputra, and
•	Michael Noonan.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and executive officers. The term for each director expires at our next Annual Meeting or until his or her successor is appointed and qualified. The ages of the directors and officers are shown as of December 31, 2007.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Michael Noonan	Vice President, Corporate; Secretary and Director	Vice President, Corporate	August 25, 2005	49

Karim Jobanputra	Interim Chief Executive Officer; Interim Principal Executive Officer and Director	Interim Chief Executive Officer; Interim Principal Executive Officer and Director	November 2, 2005	41

Shafiq Ur Rahman	Manager of Finance and Administration	Manager of Finance and Administration	May 29, 2006	56

* Indicates that the director is “independent” in accordance with Rules 121 and 803A of the American Stock Exchange Company Guide.

The following is a description of the business background of the directors and executive officers of the Company.

Michael D. Noonan - Vice President, Corporate and Director. Michael D. Noonan, age 49, has been the Company’s Vice President, Corporate since August 25, 2005. Mr. Noonan has more than 15 years of investor relations, corporate finance and corporate governance experience. Prior to joining the Company, Mr. Noonan worked for Forgent Networks from May 2002 to February 2006, where he most recently served as the Senior Director of Investor Relations. Prior to working at Forgent, Mr. Noonan was employed for two years from March 2000 to March 2002, by Pierpont Communications, an investor and public relations firm, where he was a Senior Vice President. Mr. Noonan has also served as director of investor relations and corporate communications at Integrated Electrical Services, an electrical services company, and manager of investor relations and public affairs for Sterling Chemicals, a manufacturer of commodity chemicals. He received a Master of Business Administration degree from Athabasca University in Alberta, Canada; a Bachelor of Business Administration degree in Business Administration and Economics from Simon Fraser University in British Columbia, Canada; and an Executive Juris Doctorate from Concord School of Law in Los Angeles, California.

Karim Jobanputra - Interim Chief Executive Officer and Director. Mr. Jobanputra, age 41, is an entrepreneur and owns companies that do business mostly in the Middle East and Europe. Mr. Jobanputra has experience in the areas of corporate finance and international business development, and also works as a self-employed consultant based in the United Kingdom. For the past 5 years he has provided consulting services to companies in the areas of corporate finance and business development in the Asian and Middle East markets, including Indonesia, Qatar, Saudi Arabia, India and China. Karim Jobanputra has been a director of O2Diesel Corp. since July 15, 2003. Mr. Jobanputra was nominated as a director by Sheikh Hamad Bin Jassim Bin Jabr al-Thani, the holder of 3,055,556 shares of Series A Preferred Stock purchased on September 20, 2005.

Shafiq Ur Rahman - Manager of Finance and Administration. Shafiq Ur Rahman, age 56, is our Manager of Finance and Administration. Mr. Rahman has more than 30 years experience in the oil and gas industry. Prior to joining the company he served as Chief Accountant and Director of Finance and Administration for several companies, including in the past, Huston Oil and Minerals, Tenneco Oil, Lundin Oil (formerly International Petroleum Inc.), Arabex Petroleum, and Coplex Resources. From 1993-2003 Mr. Rahman worked as Chief Accountant to Resource Petrochemical Consultants. From October 2003 to December 2005, Mr. Rahman was employed by Tanganyika Oil Company as Chief Accountant for its subsidiary Dublin International Petroleum (Syria). Mr. Rahman took an extended vacation prior to joining us on a part-time basis in February and full-time beginning in May of 2006. Mr. Rahman’s global experience includes working in various countries in the Middle East, North and West Africa, and Asia. Mr. Rahman has a Bachelor in Commerce degree from Karachi University.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE

Board of Directors Structure

The Company’s current bylaws require the Board to have no less than one and no more than seven persons, and the exact number of authorized directors may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of two directors.

Director Independence

We have two directors as of July 25, 2008, none of whom are independent directors, as follows:

•	Michael Noonan, and
•	Karim Jobanputra.

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Rules 121 and 803A of the American Stock Exchange Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the fiscal year ending December 31, 2007, the Board held eight (8) meetings of the Board. None of the incumbent directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting. Last year, only one member of the Board attended the Annual Meeting.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Michael Noonan, at Sky Petroleum Inc., 401 Congress Avenue, Suite 1540, Austin, Texas 78701. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

The Company’s Board is responsible for the Company’s Corporate Governance policies and has separately designated standing Compensation, Nominating, and Audit Committees. Due to the recent resignations of Nigel McCue and Peter Cockcroft, these committees currently have no members. The full Board is currently handling the responsibilities of the designated committees until such time as qualified independent directors can be nominated and appointed to the Board and assigned to the committees. The Company’s Board determines independence based on the criteria for independence and un-relatedness prescribed by the Sarbanes-Oxley Act of 2002, section 10A(m)(3) and the American Stock Exchange.

Audit Committee and Audit Committee Financial Experts

Our audit committee was established in accordance with section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Due to the recent resignations of Nigel McCue and Peter Cockcroft, the Audit Committee currently has no members. The full Board is currently handling the responsibilities of the Audit Committee until such time as qualified independent directors can be nominated and appointed to the Board and assigned to the Audit Committee. The Company’s Audit Committee does not currently have a director that satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2007, the Audit Committee met four (4) times. A copy of the Audit Committee charter can be found on the Company’s website at www.skypetroleum.com.

Audit Committee Financial Expert

The Company’s Board has determined that no member of the Audit Committee qualifies as an audit committee financial expert (as defined in Item 407 of Regulation S-K under the Exchange Act). Due to the recent resignation from the Board of the Audit Committee’s previous financial expert Nigel McCue, the Board has not yet designated a director on the Audit Committee as a financial expert and is still in the process of finding a suitable replacement.

Compensation Committee

Due to the recent resignations of Nigel McCue and Peter Cockcroft, the Compensation Committee currently has no members. The full Board is currently handling the responsibilities of the Compensation Committee until such time as qualified independent directors can be nominated and appointed to the Board and assigned to the Compensation Committee.

The Compensation Committee is responsible for annually reviewing the adequacy of compensation for directors and others and the composition of compensation packages. The Company’s Chief Executive Officer cannot be present during the Committee’s deliberations or vote.

The company’s officers aid the Compensation Committee in determining compensation for officers of the Company at the request of the Compensation Committee by, among other things, providing data of executive compensation for similarly sized companies and answering questions on performance expectations.

During the fiscal year ended December 31, 2007, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter can be found on the Company’s website at www.skypetroleum.com.

Nominating Committee

Due to the recent resignations of Nigel McCue and Peter Cockcroft, the Nominating Committee currently has no members. The full Board is currently handling the responsibilities of the Nominating Committee until such time as qualified independent directors can be nominated and appointed to the Board and assigned to the Nominating Committee. The Nominating Committee recommends nominees for the election to the Board. The Company has adopted a formal written board resolution addressing the nomination process and such related matters as may be required under federal securities laws.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Company’s current board of directors due to the fact that the Nominating Committee currently has no members.

During the fiscal year ended December 31, 2007, the Nominating Committee did not meet. A copy of the Nominating Committee charter can be found on the Company’s website at www.skypetroleum.com.

OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate code of ethics administered by our Corporate Secretary, Michael D. Noonan. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•	Compliance with applicable governmental laws, rules and regulations; and

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.skypetroleum.com. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2007, or during the subsequent period from January 1, 2008, through the date of this Annual Report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely upon information provided to us by individual officers, directors and 10% Stockholders, we believe that all of these filing requirements were satisfied by our officers, directors, and 10% Stockholders in the fiscal year ended December 31, 2007.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the year ended December 31, 2007 of those persons who were, at December 31, 2007 (i) the interim chief executive officer (Karim Jobanputra) and (ii) the other most highly compensated executive officers of the Company:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Comp.		Total
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)
Brent Kinney Former Chief Executive Officer and Director	2007	$213,550	(1)	—	—	—	—	—	—		$213,550
	2006	$244,500	(2)	—	—	—	—	—	—		$244,500

Michael D. Noonan Corporate Secretary, Vice President Corporate, and Director	2007	$159,600	(3)	—	—	—	—	—	158,278	(5)	$317,878
	2006	$154,500	(4)	—	—	—	—	—	—		$154,500

Karim Jobanputra Interim Chief Executive Officer and Director	2007	$39,600	(6)	—	—	—	—	—	—		$39,600
	2006	$34,800	(7)	—	—	—	—	—	—		$34,800

Shafiq Ur Rahman Manager of Finance and Administration	2007	$94,248		—	—	—	—	—	—		$94,248
	2006	$89,248		—	—	—	—	—	—		$89,248

(1)	Includes $175,000 in salary for services as Chief Executive Officer, $15,000 in director fees, $4,800 in board of directors meeting allowance, and $18,750 in remuneration for services as Chairman.

(2)	Includes $210,000 in salary for services as Chief Executive Officer, $30,000 in director fees, and $4,500 in board of directors meeting allowance

(3)	Includes $120,000 paid in consulting fees for services as Corporate Secretary, $30,000 in director fees, and $9,600 in board of directors meeting allowance

(4)	Includes $120,000 paid in consulting fees for services as Corporate Secretary, $30,000 in director fees, and $4,500 in board of directors meeting allowance

(5)	Mr. Noonan was reimbursed for expenses related to his services to the Company for a total of $158,278.

(6)	Mr. Jobanputra does not receive compensation for his services as Interim Chief Executive Officer. Includes $30,000 in director fees and $9,600 in board of director meeting allowance.

(7)	Includes $30,000 in director fees and $4,800 in board of director meeting allowance.

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended December 31, 2007, our Compensation Committee was responsible for establishing compensation policy and administering the compensation programs of our executive officers.

The amount of compensation paid by us to each of our directors and officers and the terms of those persons’ employment is determined solely by the Board. We believe that the compensation paid to its directors and officers is fair to the company.

Prior to November 16, 2005, Daniel Meyer, our former President, negotiated all executive salaries on our behalf. Currently, the Board reviewed the compensation and benefits of all our executive officers and established and reviewed general policies relating to compensation and benefits of our employees. Directors do not participate in approving or authorizing their own salaries as executive officers.

Our Board believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Employment Agreement with Brent D. Kinney - Former Chief Executive Officer

On November 1, 2005, we entered into an employment agreement with Brent D. Kinney, under which Mr. Kinney was appointed as our chief executive officer. The following are the material terms and conditions of the Employment Agreement:

•	Mr. Kinney shall perform the duties and services as CEO beginning on November 1, 2005 for a period of three years.

•

During his employment, Mr. Kinney shall receive (i) a salary of $17,500 per month or such higher rate   as may from time-to-time be agreed between us and Mr. Kinney, (ii) an annual bonus in the amount determined by our board of directors, in its sole discretion, and (iii) options to purchase 1,250,000 shares of our common stock at an exercise price of $1.00 per share, vesting one-third on October 1, 2006, one-third on October 1, 2007 and one-third on October 1, 2008.

•

We may by notice terminate the Employment Agreement, if at any time after October 1, 2006, the two Obligation Wells (as defined in a certain participation agreement) have failed to meet our expectations and the Sir Abu Nu’ayr exploration program does not provide us with commercially useful petroleum assets.

Before Mr. Kinney was appointed as our chief executive officer, he was retained by us as special legal counsel to advise us on petroleum matters as of April 1, 2005 and received legal cost of $53,919 from us for these services.

Mr. Kinney passed away in November of 2007.

Consulting Agreement with Michael Noonan - Corporate Secretary

In connection with the appointment of Mr. Michael Noonan as our Vice President Corporate on August 25, 2005, we entered into an Independent Contractor Services Agreement and a Confidentiality Agreement for the services of Mr. Noonan as our Vice President Corporate. Under these agreements, we anticipate that Mr. Noonan will serve as our Vice President Corporate until July 31, 2006 at a consulting fee of $10,000 per month. Under the terms of the Confidentiality Agreement, Mr. Noonan is prohibited from disclosing certain confidential information with respect to Sky Petroleum for a period of five years following the termination of the Independent Contractor Services Agreement. In connection with Mr. Noonan’s appointment as Vice President Corporate, we granted Mr. Noonan stock options exercisable to acquire 600,000 shares of common stock exercisable at $1.29 per share of which 200,000 shares vest on April 30, 2006, 200,000 vest on April 30, 2007 and 200,000 shares vest on April 30, 2008.

On April 19, 2006, the Board appointed Michael Noonan to become Secretary to the Company following the resignation of Daniel Meyer from that office. During the transition period from April 19, 2006 to May 30, 2006, Mr. Noonan aided Mr. Meyer and the company in carrying out the rights and responsibilities of the office. Following the end of the transition period, Mr. Meyer’s resignation was approved by the Board, effective May 30, 2006. On May 30, 2006, the Board approved the appointment of Mr. Noonan to the office of Secretary to the company and ratified and approved all previous actions taken by Mr. Noonan with respect to the rights and responsibilities of the office. Mr. Noonan continues to serve as Vice President, Corporate, a position he had held since August 25, 2005, and Director, to which he was appointed November 16, 2005.

Effective April 1, 2006, we entered into an addendum to the Independent Contractor Services Agreement to extend the term of the Agreement through July 31, 2007.

Effective August 1, 2007, we entered into an addendum to the Independent Contractor Services Agreement to extend the term of the Agreement through July 31, 2008.

Appointment of Shafiq Ur Rahman - Manager of Finance and Administration

The Board designated and appointed Mr. Rahman Manager of Finances and Administration and the Principal Financial and Accounting Officer to the Company, effective May 29, 2006. Prior to his appointment, Mr. Rahman worked for us as a consultant on a part-time basis beginning in February 2006 at a fixed rate of $3,500 per month.

Mr. Rahman will work as a consultant for the Company at a fixed rate of $5,000 per month and an educational stipend of approximately $8,500 per quarter. We have no written agreement with Mr. Rahman in connection with this consulting arrangement.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers as of the December 31, 2007. No stock appreciation rights were awarded.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable		Options (#)	($)	Date
Brent Kinney	833,333	—	(1)	—	1.00	11/17/2008
	133,333	—	(1)	—	1.00	11/17/2008

Michael Noonan	400,000	200,000	(2)	—	1.29	9/28/2015
	133,333	66,667	(2)	—	1.88	11/16/2012

Karim Jobanputra	133,333	66,667	(3)	—	1.00	11/15/2012

Totals	1,633,332	333,334		—	—	—

(1)

Mr. Kinney was appointed as our Chief Executive Officer on November 1, 2005. We granted Mr. Kinney options to purchase 1,250,000 shares of common stock exercisable at $1.00 per share. The options vest in 1/3 increments on October 1, 2006, 2007 and 2008. As of December 31, 2007, 833,333 options had vested. Mr. Kinney was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of December 31, 2007, 133,333 options had vested. Mr. Kinney passed away on November 17, 2007. All unvested options terminated on that date. All vested options may be exercised by Mr. Kinney’s estate for a period of one year from his death.

(2)

Mr. Noonan was appointed as our Vice President, Corporate on August 25, 2005. On September 28, 2005, we granted Mr. Noonan options to purchase 600,000 shares of common stock at $1.29 per share, of which 200,000 shares vest on April 30, 2006, 200,000 vest on April 30, 2007 and 200,000 shares vest on April 30, 2008. As of December 31, 2007, 400,000 options have vested. Mr. Noonan was appointed to our board of directors on November 16, 2005 and was granted 200,000 options at $1.88 per share, effective November 16, 2005, under our U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of December 31, 2007, 133,333 options had vested.

(3)

Mr. Jobanputra was appointed to our board of directors on November 15, 2005 and was granted 200,000 options, effective November 15, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of December 31, 2007, 133,333 options had vested.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

DIRECTOR COMPENSATION

The following table sets forth the stock options granted to our directors during the fiscal year ended December 31, 2007. Compensation to directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ian Baron	$37,200	—	—	—	—	—	$37,200
Peter Cockcroft	$44,400	—	—	—	—	—	$44,400
Nigel McCue	$44,400	—	—	—	—	—	$44,400

Director Compensation Agreements and Summary of Director Compensation Policies

Board Compensation

On January 11, 2006, our Board approved a compensation plan, effective November 16, 2005, pursuant to which each Director would receive the following compensation:

•	annual director fees of $30,000 per year, payable quarterly in arrears;

•

director compensation options consisting of 200,000 options exercisable to acquire shares of common stock at $1.00 per share for non-U.S. directors and at fair market value on the date of grant for U.S. directors;

•	meeting fees of $1,200 per meeting, including committee meetings; and

•	reimbursement of expenses related to service in the capacity of a member of the Board.

Consulting Agreement with Energy Services Group Dubai

Mr. Ian Baron, a former director, is the founding partner of Energy Services Group Dubai (ESG), with which we entered into a Consulting and Business Development Agreement to retain the services of ESG to assist us in sourcing and in evaluating exploration and development opportunities. Pursuant to the Consulting Agreement ESG receives a retainer of $42,500 per month in return for which ESG must provide us with 25 man-days per month of consulting services ($1,700 per day). Additional days are charged at $1,700 per day and any days not used in a month are carried forward and credited to us for future use. The Consulting Agreement provides business development services to us on the basis that opportunities to participate in new ventures would first be presented to us and that Mr. Baron would act as our negotiator on new ventures that we wished to pursue. The Consulting Agreement was terminated effective January 31, 2008. A new consulting agreement was entered into effective February 1, 2008 where ESG is to receive a retainer of $5,000 per month in return for which ESG must provide us with 2 man-days per month of consulting services ($2,500 per day). Additional days are charged at the normal ESG Dubai fee structure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of July 25, 2008, regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock; and

•	each named executive officer (including former executive officers who served during the last fiscal year), each current director and all of our directors and executive officers as a group

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 58,793,709 shares of common stock outstanding as of July 25, 2008.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following July 25, 2008 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Options or Warrants Beneficially Owned	Percentage of Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Brent Kinney(1) Former Chief Executive Officer and Director P.O. Box 211247 Dubai United Arab Emirates	966,666	1.62%
Common Stock	Michael Noonan(2) Vice President, Corporate, Secretary and Director 401 Congress Avenue Suite 1540 Austin, Texas 78701	733,333	1.23%
Common Stock	Karim Jobanputra(3) Interim Chief Executive Officer, Interim Principal Executive Officer, Director P.O. Box 72794 Doha State of Qatar	133,333	**

Common Stock	Directors and Officers as a Group	1,833,332	3.02%
5% SHAREHOLDERS
Common Stock	Sheikh Hamad Bin Jassen Bin Jaber Al Thani(4) P.O. Box 4044 Alwajbam Palace Doha, Qatar	15,296,424	26.02%
Common Stock	Metage Capital Limited(5) 8 Pollen Street London, England W1S 1NG	4,000,000	6.80%
Total (Officers, Directors, and 5% Shareholders)		21,129,756	34.85%
*

The percentages listed for each shareholder are based on 58,793,709 shares outstanding as of July 25, 2008 and assume the exercise by that shareholder only of his or its entire option or warrant or convertible preferred shares, exercisable within 60 days of July 25, 2008.

**	less than 1%.

(1)

Mr. Kinney was appointed as our Chief Executive Officer on November 1, 2005. We granted Mr. Kinney options to purchase 1,250,000 shares of common stock exercisable at $1.00 per share. The options vest in 1/3 increments on October 1, 2006, 2007 and 2008. As of July 25, 2008, 833,333 options had vested. Mr. Kinney was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of July 25, 2008, 133,333 options had vested. Mr. Kinney passed away on November 17, 2007. All unvested options terminated on that date. All vested options may be exercised by Mr. Kinney’s estate for a period of one year from his death.

(2)

Mr. Noonan was appointed as our Vice President, Corporate on August 25, 2005. On September 28, 2005, we granted Mr. Noonan options to purchase 600,000 shares of common stock at $1.29 per share, of which 200,000 shares vest on April 30, 2006, 200,000 vest on April 30, 2007 and 200,000 shares vest on April 30, 2008. As of July 25, 2008, 600,000 options have vested. Mr. Noonan was appointed to our board of directors on November 16, 2005 and was granted 200,000 options, effective November 16, 2005, under our U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of July 25, 2008, 133,333 options had vested. Includes 10,000 shares of common stock.

(3)

Mr. Jobanputra was appointed to our board of directors on November 15, 2005 and was granted 200,000 options, effective November 15, 2005, under our non-U.S. Employee Stock Option Plan, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter. As of July 25, 2008, 133,333 options had vested.

(4)

Includes 3,074,200 shares of common stock held by Sheikh Hamad Bin Jassen Bin Jaber Al Thani and 12,222,224 shares of common stock issued on April 20, 2007 upon conversion of 3,055,556 shares of Series A Preferred Stock held by the shareholder.

(5)

Metage Capital Limited beneficially owns 2,000,000 common shares through Metage Funds Limited, a Cayman Islands investment company, and 2,000,000 common shares through Metage Special Emerging Markets Fund Limited, a Cayman Islands investment company.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transactions described below, none of our directors, named executive officers or more-than-five-percent shareholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction, since the beginning of our last fiscal year to the date of this report, or in any proposed transactions which has materially affected or will materially affect us.

Consulting Agreement with Michael Noonan

In connection with the appointment of Mr. Michael Noonan as our Vice President Corporate on August 25, 2005, we entered into an Independent Contractor Services Agreement and a Confidentiality Agreement for the services of Mr. Noonan as our Vice President Corporate. Under these agreements, we anticipate that Mr. Noonan will serve as our Vice President Corporate until July 31, 2006 at a consulting fee of $10,000 per month. Under the terms of the Confidentiality Agreement, Mr. Noonan is prohibited from disclosing certain confidential information with respect to Sky Petroleum for a period of five years following the termination of the Independent Contractor Services Agreement. In connection with Mr. Noonan’s appointment as Vice President Corporate, we granted Mr. Noonan stock options exercisable to acquire 600,000 shares of common stock exercisable at $1.29 per share of which 200,000 shares vest on April 30, 2006, 200,000 vests on April 30, 2007 and 200,000 shares vest on April 30, 2008. Effective April 1, 2006, we entered into an addendum to the Independent Contractor Services Agreement to extend the term of the Agreement though July 31, 2007. Effective August 1, 2007 we entered into an addendum to the Independent Contractor Services Agreement to extend the term of the Agreement though July 31, 2008

Consulting Agreement with Energy Services Group Dubai

Mr. Ian Baron, a former director, is the founding partner of Energy Services Group Dubai (ESG), with which we entered into a Consulting and Business Development Agreement to retain the services of ESG to assist us in sourcing and in evaluating exploration and development opportunities. Pursuant to the Consulting Agreement EGS receives a retainer of $42,500 per month in return for which ESG must provide us with 25 man-days per month of consulting services ($1,700 per day). Additional days are charged at $1,700 per day and any days not used in a month are carried forward and credited to us for future use. The Consulting Agreement provides business development services to us on the basis that opportunities to participate in new ventures would first be presented to us and that Mr. Baron would act as our negotiator on new ventures that we wished to pursue. The Consulting Agreement was terminated effective January 31, 2008. A new consulting agreement was entered into effective February 1, 2008 where ESG is to receive a retainer of $5,000 per month in return for which ESG must provide us with 2 man-days per month of consulting services ($2,500 per day). Additional days are charged at the normal ESG Dubai fee structure.

Consulting Agreement with VCFO

On February 5, 2007, we entered into a letter agreement with virtualcfo, Inc. (d/b/a/ vcfo), engaging the services of vcfo to provide oversight and guidance to the finance and accounting team. Under the Agreement, Mike Churchill, a Senior CFO at vcfo and our Chief Financial Officer, was assigned to us to provide CFO level support, including assisting us with operational and public reporting requirements, oversight and guidance of finance and accounting matters, and such other assistance as needed by our finance and accounting team. The Agreement provides that we will pay a $5,000 retainer to vcfo and consulting fees will be paid on an hourly basis and billed weekly. Mike Churchill’s services will be billed at $165 per hour. We have also agreed to pay certain expenses incurred by vcfo in providing the contracted services. On August 24, 2007, Mike Churchill resigned as Chief Financial Officer of the company. Hilda Kouvelis was appointed interim Chief Financial Officer on November 5, 2007 under the same terms of the letter agreement. Ms. Kouvelis resigned as Chief Financial Officer effective June 30, 2008. The Company is currently working with vcfo to find a qualified replacement to Ms. Kouvelis to serve as interim CFO under the consulting agreement with vcfo.

EQUITY COMPENSATION PLANS

The following table provides information on the Company’s equity compensation plans as of December 31, 2007.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,899,999	$1.10	4,200,972
Equity compensation plans not approved by security holders	800,000	$1.00	--
TOTAL	3,699,999	$1.08	4,200,972

(1)

We have two stock option plans: a stock incentive plan for non-U.S. residents and a stock incentive plan for U.S. residents. Our stock incentive plan for non-U.S. residents authorizes the issuance of stock options to acquire up to 10% (currently 5,879,370 shares) of our issued and outstanding shares of common stock, and our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 3,321,600 shares of common stock (less the number of shares issuable upon exercise of options granted by the us under all other stock incentive plans on the date of any grant under the U.S. plan). As of December 31, 2007, 800,000 options were granted under the U.S. plan and 2,899,999 options were granted under the non-U.S. plan. A total of 3,779,371 options are available for grant under the Non-U.S. Plan and a total of 421,601 are available for grant under the U.S. Plan.

(2)

We entered into a termination and severance agreement with Mr. Cameron under which we agreed to grant Mr. Cameron 200,000 options outside of our stock option plans exercisable at $1.00 per share, vesting 100,000 options on April 30, 2006 and vesting 100,000 options on April 30, 2007. We granted Mr. Ian Baron 600,000 options, effective November 16, 2005, under the terms of an option agreement outside of our stock option plans, 1/3 vesting on the first anniversary of the grant and 1/3 vesting each anniversary thereafter.

Subsequent to December 31, 2004, we adopted an incentive stock plan for non-U.S. residents on July 26, 2005, and an incentive stock plan for U.S. residents on August 25, 2005. Our stock incentive plan for non-U.S. residents authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock and our stock incentive plan for U.S. residents authorizes the issuance of stock options to acquire up to a maximum of 3,321,600 shares of common stock (less the number of shares issuable upon exercise of options granted by the us under all other stock incentive plans on the date of any grant under the plan).

Adoption of Non-U.S. Stock Option Plan

On July 26, 2005, we adopted, and on July 31, 2006 our shareholders approved, the Sky Petroleum Inc. Non-U.S. Stock Option Plan, effective as of April 1, 2005. The Non-U.S. Plan authorizes the issuance of stock options to acquire up to 10% of our issued and outstanding shares of common stock. The purpose of the Non-U.S. Plan is to aid us in retaining and attracting Non-U.S. residents that are capable of enhancing our prospects for future success, to offer such personnel additional incentives to exert maximum efforts for the success of our business, and to afford such personnel an opportunity to acquire a proprietary interest in the company through stock options. Our Compensation Committee administers the Non-U.S. Plan and determines the terms and conditions under which options to purchase shares of our common stock may be awarded. The term of an option granted under the Non-U.S. Plan cannot exceed seven years and the exercise price for options granted under the Non-U.S. Plan cannot be less than the fair market value of our common stock on the date of grant.

Adoption of 2005 U.S. Stock Incentive Plan

On August 25, 2005, we adopted, and on July 31, 2006 our stockholders approved, the Sky Petroleum Inc. 2005 U.S. Stock Incentive Plan for U.S. residents. The U.S. Plan authorizes the issuance of stock options and other awards to acquire up to a maximum of 3,321,600 shares of our common stock (less the number of shares issuable upon exercise of options granted by us under all other stock incentive plans on the date of any grant under the plan). The purpose of the U.S. Plan is to aid the Company in retaining and attracting U.S. personnel capable of enhancing our prospects for future success, to offer such personnel additional incentives to exert maximum efforts for the success of our business, and to afford such personnel an opportunity to acquire a proprietary interest in the company through stock options and other awards. The U.S. Plan provides for the grant of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), options that are not incentive stock options, stock appreciation rights and various other stock-based grants. Our Compensation Committee administers the U.S. Plan and determines the terms and conditions under which options to purchase shares of our common stock or other awards may be granted to eligible participants. The term of an incentive stock option granted under the U.S. Plan cannot exceed ten years and the exercise price for options granted under the U.S. Plan cannot be less than the fair market value of our common stock on the date of grant.

PROPOSAL 3 — RATIFICATION OF

THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Whitley Penn, LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2008.

This proposal seeks shareholder ratification of the appointment of Whitley Penn, LLP.

Will a representative of Whitley Penn, LLP be present at the Annual Meeting?

The Company does not expect that a representative of Whitley Penn, LLPwill be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

_____________________________________________

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change from Beckstead and Watts, LLP to BDO Patel and Al Saleh

Effective on September 29, 2006, we terminated the services of our principal independent auditor, Beckstead and Watts, LLP, Chartered Accountants of Henderson, Nevada (“Beckstead and Watts”). We engaged BDO Patel and Al Saleh, of Dubai, United Arab Emirates (‘BDO”), as our new principal independent accountant effective on September 29, 2006, to audit our financial records.

Effective on October 31, 2006, we re-appointed Beckstead and Watts to be our principal independent auditor for the purpose of reviewing our third-quarter financial statements. The re-appointment was made because BDO, which we had previously engaged as our principal independent auditor, was not yet registered with the Public Company Accounting Oversight Board (“PCAOB”) and the transition process to BDO had taken longer than expected. The re-appointment of Beckstead and Watts was recommended and approved by our Audit Committee, within its powers as granted by the Company’s Audit Committee Charter.

Subsequently, BDO completed its registration with PCAOB, and effective on March 1, 2007 we terminated the services of Beckstead and Watts and re-appointed BDO. The change in auditor was recommended and approved by our Audit Committee, within its powers as granted by the Company’s Audit Committee Charter.

In Beckstead and Watts’ principal accountant reports on the Company’s financial statements for each of the past two years, no adverse opinion was issued and no opinion of Beckstead and Watts was modified as to audit scope or accounting principles. Beckstead and Watts’ principal accountant report on the Company’s financial statements for the year-ended December 31, 2004, as reported in the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2005, contained a disclaimer paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. No other reports in each of the past two years contained a disclaimer of opinion or were modified as to uncertainty.

In the two most recent fiscal years and any interim period preceding the dismissal of Beckstead and Watts, we are not aware of any disagreements with Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Beckstead and Watts, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report. We are not aware of any reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of Beckstead and Watts.

BDO is registered with the PCAOB. During the two most recent fiscal years and the interim period preceding the appointment of BDO, we have not consulted BDO regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that we considered an important factor in reaching a decision as to the accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Change from BDO Patel and Al Saleh to Whitley Penn, LLP

On October 11, 2007, we received a notice of resignation from BDO.

As BDO was not appointed as the Company’s principal registered independent accountant until March 1, 2007, during each of the Company’s past two fiscal years, BDO has issued a report only on the Company’s financial statements for the fiscal year ended December 31, 2006. During this period, BDO’s principal accountant reports on the Company’s financial statements contained no adverse opinion and no opinion of BDO was modified as to audit scope or accounting principles. BDO’s principal accountant report on the Company’s financial statements for the year-ended December 31, 2006, as reported in the Company’s Form 10-KSB filed with the Securities and Exchange Commission on May 16, 2007, did not contain any disclaimer paragraph concerning any uncertainty as to the Company’s ability to continue as a going concern. No reports issued by BDO in each of the past two years contained a disclaimer of opinion or were modified as to uncertainty.

In the two most recent fiscal years and any interim period preceding the resignation of BDO, based on the Company’s communications with BDO, to date, the Company is not aware of any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports.

Based on the Company’s communications with BDO, to date, the Company is not aware of any reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of BDO.

On December 4, 2007, the Company engaged Whitley Penn LLP (“Whitley Penn”) as its new independent registered public accounting firm effective on December 4, 2007, to audit the Company’s financial records. Whitley Penn is registered with the PCAOB. During the two most recent fiscal years and the interim period preceding the appointment of Whitley Penn, the Company did not consult Whitley Penn regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that it considered an important factor in reaching a decision as to any accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Our financial statements have been audited by Whitley Penn, LLP, independent registered public accounting firm, for the year ended December 31, 2007. Our financial statements have been audited by BDO, former independent registered public accounting firm for the Company, for the fiscal year ended December 31, 2006. Beckstead and Watts was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005.

The following table sets forth information regarding the amount billed to us by our present and former independent auditors, Whitley Penn and BDO, for our two fiscal years ended December 31, 2007 and 2006, respectively:

	Years Ended December 31
	2007	2006
Audit Fees	$77,011	$73,081
Audit Related Fees	$NIL	$NIL
Tax Fees	$NIL	$6,750
All Other Fees	$NIL	$NIL
Total	$77,011	$79,831

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consists of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

A.	Form Proxy Card

By Order of the Board of Directors,

/s/ Michael Noonan
Michael Noonan
Secretary

Sky Petroleum Inc.

401 Congress Avenue, Suite 1540

Austin, Texas 78701

August 1, 2008

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF

SKY PETROLEUM INC

September 17, 2008

PROXY SOLICITED BY BOARD OF DIRECTORS

APPOINTING MICHAEL NOONAN AND KARIM JOBANPUTRA AS PROXY TO VOTE YOUR SHARES

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

The Board of Directors Recommends	The Board of Directors Recommends
a Vote “FOR ALL NOMINEES” in Item 1.	a Vote “FOR” Item 2
Item 1. ELECTION OF DIRECTORS.		Items 2 and 3.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*	NOMINEES ☐ Michael Noonan ☐ Karim Jobanputra Vote FOR an individual nominee by filling in the appropriate circle above.	Item 2. Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR AGAINST ABSTAIN ☐ ☐ ☐

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).

______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________

_____________________________________________

______________________________________________

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Each of Items 1 and 2 were proposed by the Board of Directors.

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will have the same effect as a vote AGAINST and your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Item 2 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

A-1

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder:	Date: ________

Print Name: ________________________________________________________________________________

Title:

Signature of Stockholder:	Date: ________

Print Name: ________________________________________________________________________________

Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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